FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Aug. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT [Text Block]

17. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial Instruments

The fair value hierarchy establishes three levels to classify the inputs of valuation techniques used to measure fair value. As required by IFRS 13, Fair Value Measurement, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The three levels of the fair value hierarchy are described below:

  Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities;
  Level 2: Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
  Level 3: Inputs that are unobservable (supported by little or no market activity).

The fair values of the Company's cash, short-term investments, trade and other payables approximate their carrying values, which are the amounts recorded on the consolidated statement of financial position, due to their short-term nature.  The Company's other liabilities are categorized as Level 2.

At August 31, 2025, the carrying amounts of cash, amounts receivable, performance bonds and accounts payable and accrued liabilities are considered to be reasonable approximations of their fair values due to the short-term nature of these instruments.

Risk Management

The Company examines the various financial risks to which it is exposed and assesses the impact and likelihood of occurrence. These risks may include credit risk, liquidity risk, currency risk, interest rate risk and other price risks.

(a) Credit risk

Credit risk arises from the risk that the financial asset counterparty, may default or not meet its obligations timeously. The Company minimizes credit risk by monitoring the reliability of counterparties to settle assets.  The maximum exposure to the credit risk is represented by the carrying amount of all the financial assets.

(i) Cash and cash equivalents and short-term investments

In order to manage credit and liquidity risk the Company holds cash only with Canadian chartered and South African banks.  The Company limits its exposure to credit loss by placing the majority of its cash and short-term investments with two major financial institutions in Canada and South Africa and investing only in short-term obligations that are guaranteed by the Canadian government or by Canadian chartered banks with expected credit losses estimated to be de minimis.

(ii) Performance bonds

In order to explore and develop its properties in South Africa, the Company was required to post performance bonds as financial guarantees against future reclamation work. These funds are held with Standard Bank of South Africa Limited with the DMR as beneficiary in accordance with the Mineral and Petroleum Resources Development Act (the "MPRDA") and the Company's environmental management programme.

(b) Liquidity risk

The Company has in place a planning and budgeting process to help determine the funds required to support the Company's normal operating requirements and its development plans.  The Company regularly updates the Board of Directors with regard to budgets, forecasts, results of capital deployment and general industry conditions.

The Company will be required to source additional financing by way of private or public offerings of equity or debt or the sale of project or property interests in order to have sufficient cash and working capital for continued development of the Waterberg Project, as well as for general working capital purposes.

Any failure by the Company to obtain additional required financing on acceptable terms could cause the Company to delay development of its material projects or could result in the Company being forced to sell some of its assets on an untimely or unfavourable basis.  Any such delay or sale could have a material and adverse effect on the Company's financial condition, results of operations and liquidity.

(c) Currency risk

The Company's functional currency is the Canadian dollar, while the consolidated presentation currency is the United States Dollar.  The functional currency of all South African subsidiaries is the Rand.  The Company's operations are in both Canada and South Africa; therefore, the Company's results are impacted by fluctuations in the value of foreign currencies in relation to the Rand and Canadian and United States dollars.  The Company's significant foreign currency exposures on financial instruments comprise cash, accounts payable and accrued liabilities. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.

The Company is exposed to foreign exchange risk through the following financial instruments denominated in a currency other than CAD:

Year ended	August 31, 2025	August 31, 2024

Cash (Rand)	$48	$529
Cash (USD)	265	3,147
Short-term investments (USD)	11,288	-
Accounts receivable (Rand)	100	197
Accounts payable (Rand)	155	328

The Company's comprehensive loss is affected by changes in the exchange rate between its operating currencies and the USD.  As all Rand denominated financial instruments are held in South African subsidiaries with Rand functional currencies, any gain or loss in the USD or the CAD versus the Rand are captured in comprehensive income.  All United States Dollar denominated financial instruments are held in the Canadian parent company whose functional currency is the CAD.  Any gains or losses in the USD versus the CAD are recorded in income by the parent Company. At August 31, 2025, based on this exposure a 10% strengthening/weakening in the USD dollar versus Rand foreign exchange rate and CAD would give rise to a decrease/increase in comprehensive loss for the year presented of approximately $5.9 million, (August 31, 2024 - $4.1 million) based on the consolidated net assets denominated in Rand.  A 10% increase in the CAD relative to the USD would result in a $1,155 (August 31, 2024 - $315) loss to the Company.

(d) Interest rate risk

The Company's interest income earned on cash and on short term investments is exposed to interest rate risk. At August 31, 2025, based on this exposure an increase/decrease of 1% (e.g. 3% to 4%) in the average interest rate would give rise to an increase/decrease in the net loss for the year of approximately $116, (August 31, 2024 - $37).